UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Invitation Homes Inc.

(Exact Name of Registrant as Specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 LBJ Freeway, Suite 600

Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(972) 421-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value	INVH	New York Stock Exchange
Indicate by check mark
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 30, 2026, Invitation Homes Inc., a Maryland corporation (the “Company”), Invitation Homes Operating Partnership LP (the “Issuer”), a Delaware limited partnership and the principal operating subsidiary of the Company, Invitation Homes OP GP LLC, a Delaware limited liability company, the sole general partner of the Issuer and a wholly-owned subsidiary of the Company (the “General Partner”), and IH Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (together with the Company and the General Partner, the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, with respect to the underwritten public offering of $500 million aggregate principal amount of the Issuer’s 4.950% Senior Notes due 2032 (the “Notes”), which will be fully and unconditionally guaranteed, jointly and severally, by the Guarantors. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes will be issued pursuant to an indenture, dated as of August 6, 2021, by and among the Issuer, the Guarantors and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the “Trustee”), to be supplemented by a ninth supplemental indenture (the “Supplemental Indenture”), by and among the Issuer, the Guarantors and the Trustee, to be dated as of the closing date. The Supplemental Indenture will be filed with the Securities and Exchange Commission (the “Commission”) on a subsequent Current Report on Form 8-K.

The Notes are being offered pursuant to an effective shelf registration statement filed with the Commission on June 14, 2024 (Registration Nos. 333-280210, 333-280210-01, 333-280210-02 and 333-280210-03), a base prospectus, dated June 14, 2024, and a prospectus supplement, dated June 30, 2026, filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The Issuer intends to use the net proceeds from the offering for general corporate purposes, which may include the repayment of indebtedness.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 30, 2026, among the Issuer and the Guarantors, on the one hand, and Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, on the other hand

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

Date: July 6, 2026	By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Chief Legal Officer
and Secretary